UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 1, 2023
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Sunrun Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
225 Bush Street, Suite 1400
San Francisco, California 94104
(Address of principal executive offices) (Zip Code)
(415) 580-6900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Certificate of Incorporation and Bylaws

Certificates of Amendment to Amended and Restated Certificate of Incorporation

Sunrun Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 1, 2023 via a virtual-only meeting format. At the Annual Meeting, the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to (i) declassify the Board of Directors (the “Board”) of the Company (the “Declassification Amendment”) over a three-year period as described in the shareholder proposal and (ii) eliminate certain voting requirements that call for the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of stock of the Company (the “Supermajority Voting Standard Amendment”).

Each of the Declassification Amendment and Supermajority Voting Standard Amendment became effective upon the filing of Certificates of Amendment to the Certificate of Incorporation (the “Certificates of Amendment”) with the Secretary of State of the State of Delaware on June 1, 2023.

The foregoing description of the Certificates of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificates of Amendment, a copy of which are filed as Exhibit 3.1 and Exhibit 3.2 hereto and incorporated herein by reference.

Restated Certificate of Incorporation

On June 2, 2023, the Company filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation (the “Restated Certificate”) which integrated all prior amendments to the Certificate of Incorporation, including the Certificates of Amendment, but did not further amend the provisions of the Certificate of Incorporation. The Restated Certificate became effective on June 2, 2023.

The foregoing description of the Restated Certificate does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Certificate, a copy of which is filed as Exhibit 3.3 hereto and incorporated herein by reference.

Amended and Restated Bylaws

On June 2, 2023, the Board amended and restated the Company’s Bylaws (the “Restated Bylaws”), which became effective immediately upon adoption by the Board.

Among other things, the amendments affected by the Restated Bylaws:

•eliminate supermajority voting provisions;

•remove provisions regarding classified board of directors;

•update procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of stockholder proposals regarding other business at stockholder meetings, including addressing matters relating to Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended;

•limit the number of nominees a stockholder may nominate for election at a meeting of stockholders to the number of directors to be elected at such meeting; and

•incorporate certain administrative, modernizing, clarifying, and conforming changes to provide clarification and consistency, including making updates to reflect recent amendments to the Delaware General Corporation Law.

The foregoing summary of the amendments effected by the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Bylaws, a copy of which is filed as Exhibit 3.4 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company considered five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2023. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1: Election of three nominees to serve as Class II directors until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified. The votes were cast as follows:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Leslie Dach	154,749,823	3,465,174	18,471,717
Edward Fenster	150,139,968	8,075,029	18,471,717
Mary Powell	157,835,293	379,704	18,471,717

Leslie Dach, Edward Fenster, and Mary Powell were duly elected as Class II directors.

Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes were cast as follows:

Votes For	Votes Withheld	Abstain	Broker Non-Votes
174,895,322	1,698,429	92,963	—

The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023.

Proposal 3: Advisory vote on the compensation of the Company’s named executive officers. The votes were cast as follows:

Votes For	Votes Withheld	Abstain	Broker Non-Votes
107,901,853	50,102,337	210,807	18,471,717

On an advisory basis, the compensation of the Company’s named executive officers as set forth in the proxy statement was approved by the stockholders.

Proposal 4: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board. The votes were cast as follows:

Votes For	Votes Withheld	Abstain	Broker Non-Votes
157,802,103	311,120	101,774	18,471,717

The amendment to the Certificate of Incorporation to declassify the Board was approved.

Proposal 5: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements. The votes were cast as follows:

Votes For	Votes Withheld	Abstain	Broker Non-Votes
156,836,566	1,287,385	91,046	18,471,717

The amendment to the Company’s Certificate of Incorporation to eliminate supermajority voting requirements was approved.
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Sunrun Inc.
3.2	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Sunrun Inc.
3.3	Restated Certificate of Incorporation of Sunrun Inc.
3.4	Bylaws of Sunrun Inc., Amended and Restated as of June 2, 2023.
104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele Chief Legal Officer and Chief People Officer

Date: June 7, 2023